Exhibit 10.95
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
SUPPLEMENTAL AGREEMENT NO. 3 to
PURCHASE AGREEMENT NUMBER 04815
between
THE BOEING COMPANY
and
UNITED AIRLINES, INC.
relating to
BOEING MODEL 787 AIRCRAFT
THIS SUPPLEMENTAL AGREEMENT No. 3 (SA-3) is entered into as of December 12, 2018 by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
Customer and Boeing entered into Purchase Agreement No. 04815 dated as of the 31st day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 787 aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement;
WHEREAS, Boeing and Customer agree to (i) *** the delivery of *** 787-*** Aircraft; and (ii) *** the *** and the scheduled delivery *** of *** 787-*** Aircraft.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-3”).
2.Tables.
Table 1 entitled “787-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled “Table 1” (identified by “SA-3”) to reflect the *** of *** 787-*** Aircraft.
UAL-PA-04815    SA-3    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.Attachments to Letter Agreements.
Attachment A-2 to Letter Agreement UAL-PA-04815-LA-1802897 entitled “787-*** Aircraft ***” is deleted in its entirety and replaced with the attached similarly titled Attachment A-1 (identified by “SA-3”) to *** the *** and the scheduled delivery *** of *** 787-*** Aircraft.
4.Miscellaneous.
4.a.Boeing and Customer agree that *** is *** by Customer as the *** under this SA-3 and *** in accordance with Letter Agreement UAL-LA-1808318R1.
4.b.References. The parties agree that Sections (iii) and (iv) in Letter Agreement LA-1802886R1 entitled “Special Matters” are deemed to be revised as follows:
“(iii) Any 787-*** aircraft *** from the *** of Customer’s *** in any of the *** 787-*** Aircraft scheduled for delivery in ***, pursuant to Letter Agreement UAL-PA-04815-LA-1802897 entitled “*** Aircraft” (collectively and each an *** Aircraft) and *** pursuant to the *** Letter (***);
(iv) Any 787-*** aircraft *** from the *** of Customer’s *** in any of the *** 787-*** Aircraft scheduled for delivery in ***, pursuant to Letter Agreement UAL-PA-04815-LA-1802897 entitled “*** Aircraft” (collectively and each an *** Aircraft) (***); and”
The rest of the page is intentionally blank. Signature page follows.

UAL-PA-04815    SA-3    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-04815    SA-3    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	787-*** Aircraft Delivery, Description, Price and ***	SA-3
EXHIBITS
A	787-*** Aircraft Configuration
A2	787-*** Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	***/Airframe and *** Features for the 787 Aircraft
BFE1.	BFE Variables 787-*** Aircraft
CS1.	Customer Support Document
EE1.	Engine ***, Engine Warranty and ***
SLP1.	Service Life Policy Components
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04815    Table of Contents, Page 1 of 4     SA-3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

LA-1802881	Open Configuration Matters
LA-1802882	Special Matters Relating to COTS Software and End User License Agreements
LA-1802883	Installation of Cabin Systems Equipment
LA-1802884	Model 787 Post-Delivery Software & Data Loading
LA-1802885	Aircraft Model ***
Attachment A, 787-***Airframe Pricing of *** Aircraft with ***
Attachment B, 787-***with ***
Attachment C, 787-***with ***
LA-1802886	Special Matters	SA-1
LA-1802887	***
LA-1802888	*** for 787-*** Aircraft
LA-1802889	Demonstration Flight Waiver
LA-1802890	Privileged and Confidential Matters
LA-1802891	787-***
LA-1802892	787 Special Terms – Seats
LA-1802893	AGTA Matters
LA-1802894	Assignment Matters
LA-1802895	*** Matters
LA-1802896	Model 787 e- Enabling
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802897	*** Aircraft
	Attachment A-1, 787-***with *** Engines: *** Aircraft Delivery, Description, Price and ***	SA-2
UAL-PA-04815    Table of Contents, Page 2 of 4     SA-3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

	Attachment A-2, 787-***with *** Engines: *** Aircraft Delivery, Description, Price and ***	SA-3
~~LA-1802898~~	~~*** Rights for Certain 787 Aircraft~~	Deleted by §3 of SA-1
LA-1807152	*** Rights: in *** 787-*** Aircraft	SA-1

UAL-PA-04815    Table of Contents, Page 3 of 4     SA-3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . November 1, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018

UAL-PA-04815    Table of Contents, Page 4 of 4     SA-3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04815 787-*** Aircraft Delivery, Description, Price and *** (787-***)

Airframe Model/MTOW:			787-***	*** pounds	1		Detail Specification:			***	4Q15 External Fcst
Engine Model/Thrust:			***	*** pounds			Airframe Price Base Year/*** Formula:			***	***
Airframe Price:				***			Engine Price Base Year/*** Formula:			***	***
*** Features:				***	3
Sub-Total of Airframe and Features:				***			Airframe *** Data:
Engine Price (Per Aircraft):				***	2		Base Year Index (ECI):			***
Aircraft Basic Price (Excluding BFE/SPE):				***			Base Year Index (CPI):			***
Buyer Furnished Equipment (BFE) Estimate:				***			Engine *** Data:
Seller Purchased Equipment (SPE) Estimate:				***			Base Year Index (ECI):			***
Deposit per Aircraft:				***	4		Base Year Index (CPI):			***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	Manufacturer Serial Number++	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
								***	***	***	***
								***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
	Total:	***

[1] ***
[2] ***
[3] *** Letter Agreement UAL-PA-04815-LA-1802881 entitled "Open Configuration Matters"
[4] Amount is as of the Effective Date as defined in the originally executed Purchase Agreement
++ Manufacturer Serial Numbers are ***
UAL-PA-04815    Table of Contents, Page 5 of 4     SA-3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A-2 to Letter Agreement 04815-LA-1802897 Entitled "*** Aircraft" 787-*** Aircraft Delivery, Description, Price and *** (787-***)

Airframe Model/MTOW:			787-***	*** pounds	1		Detail Specification:		***	4Q15 External Fcst
Engine Model/Thrust:			***	*** pounds			Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***			Engine Price Base Year/*** Formula:		***	***
*** Features:				***	3
Sub-Total of Airframe and Features:				***			Airframe *** Data:
Engine Price (Per Aircraft):				***	2		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***			Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				***			Engine *** Data:
In-Flight Entertainment (IFE) Estimate:				***			Base Year Index (ECI):		***
Deposit per Aircraft:				***			Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	***	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							***	***	***	***
							***	***	***	***
***	***	***	***	***	***	***	*** ***	***	***	***
	Total:	***

[1] ***
[2] ***
[3] *** Letter Agreement UAL-PA-04815-LA-1802881 entitled "Open Configuration Matters"

+ ***
UAL-PA-04815    Table of Contents, Page 6 of 4     SA-3
BOEING / UNITED AIRLINES, INC. PROPRIETARY